Exhibit (e.2)

Distribution Agreement

EXHIBIT A

Index Series

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond ETF

iShares Emerging Markets Local Currency Bond ETF

iShares Global ex USD High Yield Corporate Bond ETF

iShares Global High Yield Corporate Bond ETF

iShares Latin America Bond ETF

iShares MSCI All Country World Minimum Volatility ETF

iShares MSCI Australia ETF

iShares MSCI Austria Capped ETF

iShares MSCI Belgium Capped ETF

iShares MSCI Brazil Capped ETF

iShares MSCI BRIC ETF

iShares MSCI Canada ETF

iShares MSCI Chile Capped ETF

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets Consumer Discretionary ETF

iShares MSCI Emerging Markets Eastern Europe ETF

iShares MSCI Emerging Markets EMEA ETF

iShares MSCI Emerging Markets Energy Capped ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Growth ETF

iShares MSCI Emerging Markets Horizon ETF

iShares MSCI Emerging Markets Minimum Volatility ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Emerging Markets Value ETF

iShares MSCI EMU ETF

iShares MSCI France ETF

iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel Capped ETF

iShares MSCI Italy Capped ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico Capped ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia Capped ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea Capped ETF

iShares MSCI Spain Capped ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland Capped ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand Capped ETF

iShares MSCI Turkey ETF

iShares MSCI USA ETF

iShares MSCI World ETF

Amended and Approved by the Board of Directors of iShares, Inc. on September 10-11, 2014.